Accounts Receivable And Contract Assets - Summary of Accounts Receivables (Detail) - CAD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	[1]
Disclosure Of Trade And Other Receivables [Line Items]
Trade receivables	$ 529,550	$ 457,850
Less: allowance for doubtful accounts	(12,539)	(7,652)
Trade receivables, net	517,011	450,198
Other receivables	8,843	5,643
Total accounts receivable	$ 525,854	$ 455,841	[2]

[1]	Certain balances as at December 31, 2022 have been re-presented as a result of measurement period adjustments related to the Transaction as required by IFRS 3 “Business Combinations”, refer to Note 6 “Acquisition” for more information.
[2]	Certain balances as at December 31, 2022 have been re-presented as a result of measurement period adjustments for the acquisition of Exterran as required by IFRS 3 “Business Combinations”, refer to Note 6 “Acquisition” for more information.